American Century World Mutual Funds, Inc. Prospectus Supplement International Value Fund
Supplement dated November 1, 2013 ¡ Prospectus dated July 26, 2013

The following replaces the callout under the third paragraph of the What are the fund’s principal investment strategies? section on page 6 of the prospectus.

The fund considers a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium,
Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy,
Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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